Prospectus Supplement Dated June 6, 2007
To the current Prospectus of
AMERICAN INDEPENDENCE FUNDS TRUST
Financial Services Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund
(the “Funds”)

SUPPLEMENT TO:
Class A and Class C Shares Prospectus dated March 1, 2007
(the Prospectus”).

     This Supplement amends information in the American Independence Funds Class A and Class C Prospectus dated March 1, 2007 and supersedes any information to the contrary therein:

On page 8 under the Annual Fund Operating Expenses for the Financial Services Fund, the Expense Reductions amount should be changed to -0.97%.

The Annual Fund Operating Expenses for the Class A Shares of the Short-Term Bond Fund shown on page 19 should be replaced with the following:

ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fee	0.50%
Other Expenses	0.60%
Total Annual Fund Operating Expenses Before Reductions	1.50%
Expense Reductions	-0.75%
Total Annual Fund Operating Expenses After Reductions	0.75%

The Annual Fund Operating Expenses for the Intermediate Bond Fund shown on page 24 should be replaced with the following:

ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fee	0.50%
Other Expenses	0.59%
Total Annual Fund Operating Expenses Before Reductions	1.49%
Expense Reductions	-0.63%
Total Annual Fund Operating Expenses After Reductions	0.86%

The Annual Fund Operating Expenses for the Kansas Tax-Exempt Bond Fund shown on page 28 should be replaced with the following:

ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%
Distribution (12b-1) and Service Fee	0.50%
Other Expenses	0.45%
Total Annual Fund Operating Expenses Before Reductions	1.25%
Expense Reductions	-0.45%
Total Annual Fund Operating Expenses After Reductions	0.80%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE